                                                                    Exhibit 4.1

   COMMON STOCK                      [LOGO]                  COMMON STOCK
     [SYMBOL]                                                   [SYMBOL]

                                  FOCAL, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE         SEE REVERSE FOR
                                                             CERTAIN STATEMENTS
                                                             RELATING TO RIGHTS,
                                                             PREFERENCES,
                                                             PRIVILEGES AND
                                                             RESTRICTIONS, IF
                                                             ANY

                                                              CUSIP 343909 10 7

This Certifies that

is the record holder of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                                  FOCAL, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and registered by the Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ David M. Clapper                          Countersigned and Registered:
--------------------------------------
PRESIDENT AND CHIEF EXECUTIVE OFFICER            NORWEST BANK MINNESOTA, N.A.
                                                   Transfer Agent and Registrar

/s/ W. Bradford Smith
--------------------------------------        By: ------------------------------
CHIEF FINANCIAL OFFICER                                    Authorized Signature


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                                  FOCAL, INC.

    A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- ___________Custodian____________
TEN ENT -- as tenants by the entireties                              (Cust)              (Minor)
JT TEN  -- as joint tenants with right of                         Under Uniform Gifts to Minors
           survivorship and not as tenants                        Act__________________________
           in common                                                           (State)
                                             UNIF TRF MIN ACT --  ___________Custodian (until age ____)
                                                                     (Cust)
                                                                  ___________under Uniform Transfers
                                                                    (Minor)
                                                                  to Minors Act _____________________
                                                                                       (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
      OF ASSIGNEE



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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________

                                  X ____________________________________________

                                  X ____________________________________________
                                    THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                        NOTICE: THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By ____________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17AD-15.